Exhibit 10.20


         AMENDMENT NO. 1 dated as of April 12, 2000 (this "Amendment No. 1") to the DEPOSIT AND DISBURSEMENT AGREEMENT (the "Depositary Agreement") dated as of May 1, 1999 among (i) AES EASTERN ENERGY, L.P., a limited partnership organized under the laws of the State of Delaware ("AEE"), (ii) AEE 2, L.L.C., a limited liability company organized under the laws of the State of Delaware ("AEE 2"), AES SOMERSET, L.L.C., a Delaware limited liability company, AES CAYUGA, L.L.C., a Delaware limited liability company, AES WESTOVER, L.L.C., a Delaware limited liability company and AES GREENIDGE, L.L.C., a Delaware limited liability company (iii) CREDIT SUISSE FIRST BOSTON, as Working Capital Provider (the "Working Capital Provider"), (iv) Kintigh Facility Trust A-1, a Delaware business trust, (v) Kintigh Facility Trust A-2, a Delaware business trust, (vi) Kintigh Facility Trust B-1, a Delaware business trust, (vii) Kintigh Facility Trust B-2, a Delaware business trust, (viii) Kintigh Facility Trust C-1, a Delaware business trust, (ix) Kintigh Facility Trust C-2, a Delaware business trust, (x) Milliken Facility Trust A-1, a Delaware business trust, (xi) Milliken Facility Trust A-2, a Delaware business trust, (xii) Milliken Facility Trust B-1, a Delaware business trust, (xiii) Milliken Facility Trust B-2, a Delaware business trust, (xiv) Milliken Facility Trust C-1, a Delaware business trust,
(xv) Milliken Facility Trust C-2, a Delaware business trust, (xvi) DCC Project Finance Fourteen, Inc., as Owner Participant under two Participation Agreements (Kintigh A-1 and Milliken A-1), (xvii) DCC Project Finance Fifteen, Inc., as Owner Participant under two Participation Agreements (Kintigh A-2 and Milliken A-2), (xviii) First Chicago Leasing Corporation, as Owner Participant under two Participation Agreements (Kintigh B-1 and Milliken B-1), (xix) First Chicago Leasing Corporation, as Owner Participant under two Participation Agreements (Kintigh B-2 and Milliken B-2), (xx) Bankers Commercial Corporation, as Owner Participant under two Participation Agreements (Kintigh C-1 and Milliken C-1),
(xxi) Bankers Commercial Corporation, as Owner Participant under two Participation Agreements (Kintigh C-2 and Milliken C-2), (xxii) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Depositary Agent (herein, in such capacity, together with its successors and permitted assigns, the "Depositary Agent"), (xxiii) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, except as expressly provided herein, but solely as trustee under each Indenture (herein in its capacity as trustee under each Indenture, together with its successors and permitted assigns, the "Indenture Trustee"), and (xxiv) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, except as expressly provided herein, but solely as trustee under each Pass Through Trust Agreement (herein in its capacity as trustee under each Pass Through Trust Agreement, together with its successors and permitted assigns, the "Pass Through Trustee").


                              W I T N E S S E T H :
                               - - - - - - - - - -


         WHEREAS, the parties hereto desire to amend the Depositary Agreement to
(a) permit AEE to pay additional interest that is required to be paid with respect to the Pass Through Trust Certificates pursuant to Section 6 of the Registration Rights Agreement dated May 11, 1999 (the "Registration Rights Agreement") by and among AEE and Morgan Stanley & Co. Incorporated, Working Capital Provider and CIBC World Markets Corp. as a result of AEE's failure to consummate the Registered Exchange Offer (as defined in the Registration Rights Agreement) or to have a Shelf Registration Statement (as defined in the Registration Rights Agreement) declared effective on or prior to November 10, 1999 and (b) provide for a mechanism for the payment by AEE of that portion of Supplemental Rent that is attributable to interest at the applicable Overdue Rate on any part of any payment of Basic Rent under each of the Leases not paid when due for any period for which the same shall be overdue, or on any Supplemental Rent not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. All capitalized terms not defined herein are used herein as defined in, or in the manner specified in, the Depositary Agreement.

         SECTION 2. Notwithstanding any provision of the Depositary Agreement to the contrary, the Depositary Agent is hereby authorized and directed to transfer immediately from the Revenue Account to the Rent Payment Account and to disburse from the Rent Payment Account to the Indenture Trustee in the same manner and with the same effect as a payment of Basic Rent, the amount of $409,171.99, representing the Additional Interest (as defined in the Registration Rights Agreement) required to be paid pursuant to Section 6 of the Registration Rights Agreement for the period from November 10, 1999 to January 2, 2000, plus interest thereon at the Overdue Rate for the period from January 2, 2000 to the date hereof.

         SECTION 3. Notwithstanding any provision of the Depositary Agreement to the contrary, with respect to each Funding Date after the date hereof, AEE may include in any Funding Date Certificate as an addition to Basic Rent under each of the Leases due on the immediately succeeding Rent Payment Date (or, if such be the case, the Rent Payment Date occurring on such Funding Date), any amount constituting that portion of Supplemental Rent that is attributable to (a) Additional Interest required to be paid pursuant to Section 6 of the Registration Rights Agreement with respect to such Funding Date or (b) interest at the applicable Overdue Rate on any part of any payment of Basic Rent under each of the Leases not paid when due for any period for which the same shall be overdue, or on any Supplemental Rent not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid, in each case compounded semi-annually. Each such amount shall be disbursed by the Depositary Agent in the same manner as Basic Rent.

         SECTION 4. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 5. Except as expressly amended by this Amendment No. 1, the terms and provisions of the Depositary Agreement shall continue in full force and effect. No reference to this Amendment No. 1 need be made in any instrument or document making reference to the Depositary Agreement; any reference to the Depositary Agreement in any such instrument or document shall be deemed a reference to the Depositary Agreement as amended hereby.

         SECTION 6. This Amendment No. 1 may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.


                                       AES EASTERN ENERGY, L.P.
                                       By:  AES NY, L.L.C., its General Partner


                                       By
                                         --------------------------------------
                                       Name: John Ruggirello
                                       Title: Vice President



                                            Address for Notices:

                                            AES Eastern Energy, L.P.
                                            1001 North 19th Street
                                            Suite 2000
                                            Arlington, VA 22209

                                            Attention: William Luraschi
                                            Telecopier No.:  (703) 528-4510
                                            Telephone No.:  (703) 522-1315

                                       AEE 2, L.L.C.


                                       By:
                                          ------------------------------
                                       Name:  John Ruggirello
                                       Title:


                                            Address for Notices:

                                            AEE 2, L.L.C.
                                            1001 North 19th Street
                                            Suite 2000
                                            Arlington, VA 22209

                                            Attention: William Luraschi
                                            Telecopier No.:  (703) 528-4510
                                            Telephone No.:  (703) 522-1315

                                       CREDIT SUISSE FIRST BOSTON,
                                       as Working Capital Provider


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Credit Suisse First Boston
                                            11 Madison Avenue
                                            New York, NY 10010-3629

                                            Attention:  Thomas Boehlert
                                            Telecopier No.:  (212) 325-0982
                                            Telephone No.:  (212) 325-9106

                                       KINTIGH FACILITY TRUST A-1

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Kintigh A-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       KINTIGH FACILITY TRUST A-2

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Kintigh A-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       KINTIGH FACILITY TRUST B-1

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Kintigh B-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       KINTIGH FACILITY TRUST B-2

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Kintigh B-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       KINTIGH FACILITY TRUST C-1

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Kintigh C-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       KINTIGH FACILITY TRUST C-2

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Kintigh C-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       MILLIKEN FACILITY TRUST A-1

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Milliken A-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       MILLIKEN FACILITY TRUST A-2

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Milliken A-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       MILLIKEN FACILITY TRUST B-1

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Milliken B-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       MILLIKEN FACILITY TRUST B-2

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Milliken B-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       MILLIKEN FACILITY TRUST C-1

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Milliken C-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       MILLIKEN FACILITY TRUST C-2

                                       By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Trustee under the Trust
                                           Agreement (Milliken C-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, DE 19890-0001

                                            Attention:  Ann Roberts
                                            Telecopier No.:  (302) 651-8882
                                            Telephone No.:  (302) 651-8681

                                       DCC PROJECT FINANCE FOURTEEN, INC.,
                                       as Owner Participant under the
                                       Participation Agreement (Kintigh A-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            DCC Project Finance Fourteen, Inc.
                                            1801 Richards Road
                                            Toledo, OH 43607

                                            Attention:  Letitia D. Marth, Esq.
                                            Telecopier No.:  (419) 322-7485
                                            Telephone No.:  (419) 322-7465

                                       DCC PROJECT FINANCE FOURTEEN, INC.,
                                       as Owner Participant under the
                                       Participation Agreement (Milliken A-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            DCC Project Finance Fourteen, Inc.
                                            1801 Richards Road
                                            Toledo, OH 43607

                                            Attention:  Letitia D. Marth, Esq.
                                            Telecopier No.:  (419) 322-7485
                                            Telephone No.:  (419) 322-7465

                                       DCC PROJECT FINANCE FIFTEEN, INC.,
                                       as Owner Participant under the
                                       Participation Agreement (Kintigh A-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            DCC Project Finance Fourteen, Inc.
                                            1801 Richards Road
                                            Toledo, OH 43607

                                            Attention:  Letitia D. Marth, Esq.
                                            Telecopier No.:  (419) 322-7484
                                            Telephone No.:  (419) 322-7465

                                       DCC PROJECT FINANCE FIFTEEN, INC.,
                                       as Owner Participant under the
                                       Participation Agreement (Milliken A-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            DCC Project Finance Fourteen, Inc.
                                            1801 Richards Road
                                            Toledo, OH 43607

                                            Attention:  Letitia D. Marth, Esq.
                                            Telecopier No.:  (419) 322-7484
                                            Telephone No.:  (419) 322-7465

                                       FIRST CHICAGO LEASING CORPORATION,
                                       as Owner Participant under the
                                       Participation Agreement (Kintigh B-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            First Chicago Leasing Corporation
                                            One First National Plaza, Suite 0502
                                            Chicago, IL 60670-0502

                                            Attention:  Contract Administration
                                            Telecopier No.:  (312) 732-2231
                                            Telephone No.:  (312) 732-8100


                                       FIRST CHICAGO LEASING CORPORATION,
                                       as Owner Participant under the
                                       Participation Agreement (Milliken B-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            First Chicago Leasing Corporation
                                            One First National Plaza, Suite 0502
                                            Chicago, IL 60670-0502

                                            Attention:  Contract Administration
                                            Telecopier No.:  (312) 732-2231
                                            Telephone No.:  (312) 732-8100

                                       FIRST CHICAGO LEASING CORPORATION,
                                       as Owner Participant under the
                                       Participation Agreement (Kintigh B-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            First Chicago Leasing Corporation
                                            One First National Plaza, Suite 0502
                                            Chicago, IL 60670-0502

                                            Attention:  Contract Administration
                                            Telecopier No.:  (312) 732-2231
                                            Telephone No.:  (312) 732-8100

                                       FIRST CHICAGO LEASING CORPORATION,
                                       as Owner Participant under the
                                       Participation Agreement (Milliken B-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            First Chicago Leasing Corporation
                                            One First National Plaza, Suite 0502
                                            Chicago, IL 60670-0502

                                            Attention:  Contract Administration
                                            Telecopier No.:  (312) 732-2231
                                            Telephone No.:  (312) 732-8100

                                       BANKERS COMMERCIAL CORPORATION,
                                       as Owner Participant under the
                                       Participation Agreement (Kintigh C-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Bankers Commercial Corporation
                                            445 South Figueroa Street
                                            Los Angeles, CA 90071

                                            Attention:  Bill Moore, Esq.
                                            Telecopier No.:  (213) 236-7579
                                            Telephone No.:  (213) 236-5544


                                       BANKERS COMMERCIAL CORPORATION,
                                       as Owner Participant under the
                                       Participation Agreement (Milliken C-1)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Bankers Commercial Corporation
                                            445 South Figueroa Street
                                            Los Angeles, CA 90071

                                            Attention:  Bill Moore, Esq.
                                            Telecopier No.:  (213) 236-7579
                                            Telephone No.:  (213) 236-5544

                                       BANKERS COMMERCIAL CORPORATION,
                                       as Owner Participant under the
                                       Participation Agreement (Kintigh C-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Bankers Commercial Corporation
                                            445 South Figueroa Street
                                            Los Angeles, CA 90071

                                            Attention:  Bill Moore, Esq.
                                            Telecopier No.:  (213) 236-7579
                                            Telephone No.:  (213) 236-5544

                                       BANKERS COMMERCIAL CORPORATION,
                                       as Owner Participant under the
                                       Participation Agreement (Milliken C-2)


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Bankers Commercial Corporation
                                            445 South Figueroa Street
                                            Los Angeles, CA 90071

                                            Attention:  Bill Moore, Esq.
                                            Telecopier No.:  (213) 236-7579
                                            Telephone No.:  (213) 236-5544

                                       BANKERS TRUST COMPANY,
                                       as Depositary Agent


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Bankers Trust Company
                                            4 Albany Street - 4th Floor
                                            New York, NY 10006

                                            Attention:  Richard L. Buckwalter
                                            Telecopier No.:  (212) 250-6725
                                            Telephone No.:  (212) 250-8869

                                       BANKERS TRUST COMPANY,
                                       as the Indenture Trustee


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Bankers Trust Company
                                            4 Albany Street - 4th Floor
                                            New York, NY 10006

                                            Attention:  Richard L. Buckwalter
                                            Telecopier No.:  (212) 250-6725
                                            Telephone No.:  (212) 250-8869

                                       BANKERS TRUST COMPANY,
                                       as the Pass Through Trustee


                                       By:________________________________
                                       Name:
                                       Title:


                                            Address for Notices:

                                            Bankers Trust Company
                                            4 Albany Street - 4th Floor
                                            New York, NY 10006

                                            Attention:  Richard L. Buckwalter
                                            Telecopier No.:  (212) 250-6725
                                            Telephone No.:  (212) 250-8869

                                       AES SOMERSET, L.L.C.


                                       By:________________________________
                                       Name:  John Ruggirello
                                       Title:


                                            Address for Notices:

                                            AES Somerset, L.L.C.
                                            1001 North 19th Street
                                            Suite 2000
                                            Arlington, VA 22209

                                            Attention: William Luraschi
                                            Telecopier No.:  (703) 528-4510
                                            Telephone No.:  (703) 522-1315

                                       AES CAYUGA, L.L.C.


                                       By:________________________________
                                       Name:  John Ruggirello
                                       Title:


                                            Address for Notices:

                                            AES Cayuga, L.L.C.
                                            1001 North 19th Street
                                            Suite 2000
                                            Arlington, VA 22209

                                            Attention: William Luraschi
                                            Telecopier No.:  (703) 528-4510
                                            Telephone No.:  (703) 522-1315

                                       AES WESTOVER, L.L.C.


                                       By:________________________________
                                       Name:  John Ruggirello
                                       Title:


                                            Address for Notices:

                                            AES Westover, L.L.C.
                                            1001 North 19th Street
                                            Suite 2000
                                            Arlington, VA 22209

                                            Attention: William Luraschi
                                            Telecopier No.:  (703) 528-4510
                                            Telephone No.:  (703) 522-1315

                                       AES GREENIDGE, L.L.C.


                                       By:________________________________
                                       Name:  John Ruggirello
                                       Title:


                                            Address for Notices:

                                            AES Greenidge, L.L.C.
                                            1001 North 19th Street
                                            Suite 2000
                                            Arlington, VA 22209

                                            Attention: William Luraschi
                                            Telecopier No.:  (703) 528-4510
                                            Telephone No.:  (703) 522-1315

                                    Pursuant to Section 6 (d) of that certain
                                    Consent to Assignment, dated May 6, 1999,
                                    by AEE Eastern Energy L.P. and AES NY3,
                                    L.L.C. and accepted by CIBC, Inc. as
                                    Secured Party (as defined therein) and
                                    Somerset Railroad Corporation, consented
                                    to by:


                                    CIBC, INC., as Secured Party and Bank
                                    (as defined in such Consent to Assignment)



                                    By:________________________________
                                    Name:
                                    Title:
                                    Dated:

                                   Pursuant to Section 10.06 of the Working
                                   Capital Facility, acknowledged and agreed by:

                                   COBANK, ACB, as Bank (as defined
                                   in the Working Capital Facility)



                                   By:____________________________
                                   Name:
                                   Title:
                                   Date: